SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 26, 2006


                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


          Maryland                       1-12002                 23-2715194
      (State or other                  (Commission            (I.R.S. Employer
jurisdiction of incorporation)         File Number)          Identification No.)


                            1311 Mamaroneck Avenue
                                  Suite 260
                          White Plains, New York                    10605
               (Address of principal executive offices)           (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425 )

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On April 26, 2006, Acadia Realty Trust (the "Company") released a press release announcing its consolidated financial results for the quarter ended March 31, 2006. A copy of this press release is attached to this report on Form 8-K as
Exhibit 99.1 and incorporated herein by reference. The information included in this Item 2.02, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished solely pursuant to this Item 2.02. and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference into any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12
(a) (2) of the Securities Act.

Item 7.01   Regulation FD Disclosure

On April 26, 2006, the Company made available supplemental information concerning the ownership, operations and portfolio of the Company as of and for the quarter ended March 31, 2006. A copy of this supplemental information is attached to this report on Form 8-K as Exhibit 99.2 and incorporated herein by reference. The information contained in this Item 7.01, including the information included in Exhibit 99.2 attached hereto, is intended to be furnished solely pursuant to Item 7.01. and is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference into any filing under the Securities Act or the Exchange Act, or otherwise subject to the liabilities of Sections 11 and 12 (a) (2) of the Securities Act.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a). Financial Statements

Not Applicable

(b). Pro Forma Financial Information

Not Applicable

(c). Exhibits

Exhibit Number      Description
--------------      --------------------------------
99.1                Press release of the Company dated April 26, 2006.
99.2                Financial and Operating Reporting Supplement of the Company
                    for the Quarter Ended March 31, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACADIA REALTY TRUST
                                           (Registrant)

Date: April 26, 2006                    By: /s/ Michael Nelsen

                                            Name:  Michael Nelsen
                                            Title: Sr. Vice President
                                                   and Chief Financial Officer




                                        2